THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.5

SECOND AMENDMENT

TO PURCHASE AGREEMENT

This Second Amendment to Purchase Agreement (the “Amendment”) is made as of the final date of signature by the parties below by and between Mabtech AB, whose registered office is at Augustendalsvägen 9, SE-131 52, Nacka Strand, Sweden, hereinafter referred to as “Seller” or “Mabtech” and Oxford Immunotec Limited, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX14 4RZ, UK, hereinafter referred to as “Buyer” or “OI”.

WHEREAS:

A.	The parties entered into a Purchase Agreement dated February 6, 2010, as amended by the Amendment to Purchase Agreement on September 10, 2013 (hereinafter referred to as the “Purchase Agreement”).

B.	The parties have agreed to amend certain terms and conditions of the Purchase Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

1	Definitions

1.1	The terms defined in the Purchase Agreement shall have the same meaning in this Amendment, unless otherwise expressly agreed in this Amendment.

1.2

For the avoidance of doubt, (a) each instance of “[***]” in the Purchase Agreement, as amended hereby, refers to [***]; and (b) each instance of “[***]” in the Purchase Agreement, as amended hereby, refers to [***].

2	Amendments

2.1	Section 5.1 of the Agreement is hereby amended and restated in its entirety as follows:

“The term of this Agreement shall be deemed to commence on 1st January 2010 (the "Effective Date") and remain in effect for an initial period ending 31st December 2023, unless terminated earlier by either party in accordance with Section 13.2 below. The Agreement shall continue indefinitely thereafter unless terminated by either party in accordance with Sections 13.1 or 13.2 below.”

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2	Section 13.1 of the Agreement is hereby amended and restated in its entirety as follows:

“In addition to what is provided in Sections 13.2 and 13.3, this Agreement may be terminated by either party by giving the other party not less than twelve (12) months prior written notice, provided that such notice shall not be given causing the Agreement to terminate before 31st December 2023.”

2.3	The following is hereby added to Schedule 3:

“Beginning in 2018, the price for the Products shall be:

Antibody	Price (SEK)
[***]	[***]
[***]	[***]

No price increases shall occur prior to the [***] calendar year and the above pricing shall be subject to the following cumulative volume discounts based on orders placed during a given calendar year:

Antibody	Volym	Discount	Volym	Discount
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

By way of example, if OI places two orders during a given calendar year for [***], the first of which is for [***], and the second of which is also for [***], the first [***] of [***] shall be at a [***]% discount and the balance at a [***]% discount.

The foregoing volume discounts shall be determined by applying the percentage discount from the then applicable price and rounding down to the nearest cent.

Additionally, OI shall pay an amount equal to [***] per bottle of [***] packaged in accordance with the applicable Specifications. The price should be subject to change according to the Swedish consumer price index.

2.4

With respect to the parties’ agreed undertaking under the Purchase Agreement to negotiate and enter into an escrow agreement, and have Seller’s manufacturing process protocol deposited with an escrow agent and released to Buyer under certain situations, for the Buyer’s subsequent use, the parties have agreed on the further terms attached hereto as Appendix 1. Within sixty (60) days following the execution of this Amendment, the parties shall negotiate and enter into, with an independent escrow agent, an escrow agreement, in a form with substantially similar provisions to those set forth in the form attached hereto as Appendix 2 (the “Escrow Agreement”). The escrow agent shall be selected jointly by Buyer and Seller exercising reasonable discretion. The parties shall equally bear the fees charged by such escrow agent, and, unless the escrow agent separately invoices each party for its respective share of such fees, Buyer shall pay the escrow agent’s fees as they become due and either (i) deduct one-half (1/2) of any such fees from the next payment due by Buyer to Mabtech hereunder; or (ii) separately invoice Seller for one-half (1/2) of any such fees. In the event of contradiction between the Escrow Agreement and the body of this Agreement and Appendix 1, as between the parties, the following order of precedence shall apply: 1) the body of this Agreement; 2) Appendix 1; and 3) the Escrow Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5	The following is hereby added as a new Section 12.3:

12.3. Notwithstanding the foregoing, Mabtech acknowledges that OI and its affiliates have and may continue to have legal obligations to file this Agreement and any amendments hereto with the US Securities and Exchange Commission (“SEC”) and to generally describe the relationship between the parties established by this Agreement in SEC filings. Mabtech hereby consents to OI doing so in the reasonable discretion of its legal counsel.

3	Miscellaneous

3.1

This Amendment and its Appendix 1 shall constitute an integrated part of the Purchase Agreement and all the other provisions, not amended in this Amendment, shall remain effective. Hence, for the avoidance of doubt, the provisions of Section 19 of the Purchase Agreement, including the provisions on governing law and dispute resolution shall apply to any dispute, controversy or claim arising under this Amendment or Appendix 1.

3.2	This Amendment shall become effective upon its execution by both parties.

This Amendment has been executed in two (2) copies, of which each party has taken one.

MABTECH AB	OXFORD IMMUNOTEC LIMITED

By: /s/ Staffan Paulie	By: /s/ Peter Edwardson
Name: Staffan Paulie	Name: Peter Edwardson
Title: CEO	Title: SVP and Head of Blood Screening
Date: Nov. 16, 2017	Date: 17th Nov 2017

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 1

[APPENDIX 1 TO SECOND AMENDMENT TO PURCHASE AGREEMENT

TERMS AND CONDITIONS FOR MANUFACTURING LICENSE AND ESCROW]

1.	Definitions

1.1.	“Release Event” shall mean any event entitling OI to practice its Manufacturing License as contemplated under Section 4.1 below;
1.2.	“Mabtech Technology” shall mean Mabtech’s confidential and proprietary technology and know-how useful to manufacturing the Antibodies;
1.3.	“Documentation” shall mean Mabtech’s documentation and records in relation to the manufacturing of the Antibodies, as the same may be modified, supplemented or amended from time to time;
1.4.	“Escrow Agreement” shall have the meaning as set forth in the body of the Amendment;
1.5.

“Escrowed Materials” shall mean the Documentation, including all corrections, modifications, enhancements and improvements from time to time made by Mabtech and to be deposited with the Escrow Agent as Revisions.

1.6.	“Manufacturing License” shall have the meaning ascribed thereto in Section 2.1 below.
1.7.	“Antibodies”, “Diagnostic Kits”, “Field” and “Product” shall have the meanings as ascribed to those terms in the Purchase Agreement; and
1.8.	“Revisions” means any corrections, revisions, updates or enhancements made by Mabtech to the Documentation from time to time.

2.	License and Deposit of Escrowed Materials

2.1.

Mabtech hereby grants to OI and its Affiliates, under Mabtech’s rights to the Mabtech Technology, a non-exclusive, worldwide, irrevocable, perpetual, transferable, sub-licensable, royalty free and fully paid up license to use the Escrowed Materials, effective only if and as from the date when the same are released to OI from escrow pursuant to Section 4 of this Appendix 1, for the sole purpose of (i) manufacturing (or having manufactured on its behalf) the Product and Diagnostic Kits, (ii) selling Diagnostic Kits for use in the Field, and (iii) research and development itself of new assays in the Field (the “Manufacturing License”).

2.2.

Within thirty (30) calendar days of the execution of an Escrow Agreement by all parties thereto, Mabtech shall deposit the Documentation with the Escrow Agent to be held by it in trust for the benefit of [the parties] pursuant to the terms of this Appendix 1 and the Escrow Agreement. Concurrent with such deposit and annually thereafter during the Term (as defined below), Mabtech shall deliver to OI a certificate of an officer who by his or her position will have knowledge stating that copies of all Documentation in its possession or control have been deposited with the Escrow Agent as Escrowed Materials and that the Escrowed Materials are complete and accurate and sufficient to permit a person reasonably skilled in the art to be able to implement the manufacture of the Antibodies.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.3.

In the event Mabtech makes any Revisions to the Documentation, Mabtech shall promptly deposit documentary materials evidencing such Revisions with the Escrow Agent to be held by it in trust for the benefit of the parties pursuant to the terms of this Appendix 1 and the Escrow Agreement. Mabtech will provide OI with notice of all such deposits and an updated certification as contemplated by Section 2.2 above.

2.4.	Mabtech will replace any and all Escrowed Materials in the event of any loss or damage to the Escrowed Materials held by the Escrow Agent.
2.5.

Mabtech hereby represents, warrants and covenants in favor of OI that the Escrowed Materials shall be complete and accurate and sufficient to permit a person reasonably skilled in the art to implement the manufacture of the Antibodies.

[TO BE ALIGNED WITH ESCROW AGENT REQUIRED TERMS]

3.	Duration of Escrow Terms

3.1.	The terms set forth in this Appendix 1 and the Escrow Agreement shall terminate only upon the earlier to occur of:
3.1.1.	The date on which the Escrow Agent delivers the Escrowed Materials to OI or Mabtech in accordance with the terms of the Escrow Agreement;
3.1.2.	The date on which OI elects to terminate the Escrow Agreement pursuant to Section 3.2 hereof; or
3.1.3.	Upon the joint notice of OI and Mabtech.
3.2.	OI may elect to terminate the Escrow Agreement at any time by giving written notice to the Escrow Agent and Mabtech, upon which the Escrowed Materials shall be returned to Mabtech.

[TO BE ALIGNED WITH ESCROW AGENT REQUIRED TERMS]

4.	Release Event

4.1.

Mabtech and OI agree that OI shall be entitled to receive a copy of the Documentation by having the Escrowed Materials released to OI, if mutually agreed by the Parties or upon OI’s termination of the Purchase Agreement in accordance with Sections 13.2.1, 13.2.2 and 13.2.3 thereof (such a termination referred to as a “Release Event”).

4.2.	For the avoidance of doubt, disputes as to whether a Release Event has occurred shall be resolved in accordance with the dispute resolution provisions of the Purchase Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix 2

[APPENDIX 2 TO SECOND AMENDMENT TO PURCHASE AGREEMENT

FORM OF ESCROW AGREEMENT]

ESCROW AGREEMENT

between

Mabtech AB,

Oxford Immunotec Ltd

and

[ ]

[Datum]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.	Background information	9
2.	Definitions	9
3.	DEPOSIT OF DOCUMENTS	10
4.	AGent’s obligations	10
5.	Seller’s obligations and warranties	10
6.	RELEASE OF THE ESCROW	11
7.	LIABILITY AND INDEMNIFICATION	11
8.	NOTICES	12
9.	COST AND CHARGES	13
10.	Term	13
11.	ENTIRE AGREEMENT	13
12.	ASSIGNMENTS	13
13.	INVALIDITY	13
14.	Confidentiality	14
15.	WAIVER	14
16.	GOVERNING LAW AND DISPUTES	14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This ESCROW AGREEMENT (this “Escrow Agreement”) is entered into on [DD MM YYYY] and made between:

(1)	Mabtech AB, having its registered office at Augustendalstorget 3, SE-131 52 Nacka Strand, Sweden (the “Seller”);

(2)	Oxford Immunotec Limited, having its registered office at 94C Innovation Drive, Milton Park, Abingdon, OX14 4RZ, United Kingdom (the “Purchaser”); and

(3)	[ ], having its registered office [ ] (the “Agent”).

The Purchaser, Seller and the Agent are hereinafter jointly referred to as the “Parties” and individually as a “Party”.

1.	Background information

1.1

The Seller and the Purchaser have entered into a Purchase Agreement dated 6th February 2010, amended by way of an Amendment to Purchase Agreement as of 10th September 2013, and a Second Amendment to Purchase Agreement as of [ ] (together below referred to as the “Purchase Agreement”) by which the Seller has undertaken to manufacture and sell Antibodies (as defined in said Purchase Agreement) to Purchaser.

1.2

Pursuant to the provisions of the above Amendments to Purchase Agreement, the Seller and the Purchaser have agreed that a copy of the Seller’s manufacturing process protocol for the Antibodies will be deposited with an escrow agent and released to Purchaser under certain situations. The Seller and Purchaser have agreed that the documents to be deposited pursuant to said provision are those identified in Appendix 1 (below together referred to as the “Escrow Documents”).

1.3	The Parties have appointed [***] as Agent and the Agent has accepted such appointment.

1.4	This Escrow Agreement sets forth the terms and conditions on which the Agent shall hold and administrate the Escrow Documents.

2.	Definitions

2.1	Unless otherwise defined in this Escrow Agreement, words and expressions defined in the Purchase Agreement shall have the same meaning in this Escrow Agreement.

2.2	In this Escrow Agreement, the following words and expressions shall have the following meanings:

“Agent” shall mean [     ].

“Business Day” shall mean a day during which banks in Sweden are open for business, however always excluding Saturdays.

“Escrow Agreement” shall mean this Escrow Agreement and all the schedules and Appendixes attached hereto, each of which is part of this Escrow Agreement.

”Escrow Documents” shall mean the documents identified in Appendix 1.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Joint Notice” shall mean a written notice duly signed by the Purchaser and the Seller in the form set forth in Appendix 2, to be accompanied by certified copies of documentation showing the respective signing person/s identity and authority to sign for the respective company.

“Package” shall have the meaning defined in Section 3 below.

3.	DEPOSIT OF DOCUMENTS

The Seller shall, within thirty (30) days from the day on which all Parties signed this Escrow Agreement, deposit with the Agent one (1) sealed package containing one (1) complete copy of the Escrow Documents (such package is below referred to as the “Package”). The Escrow Documents are to be stored on [a DVD], in the format of [X], unless otherwise agreed. The Seller shall state the following on the outside of the Package to be deposited:

1)	the name of the parties;

2)	the date of deposit; and

3)	a declaration of items deposited.

The size of the Package must not, unless otherwise agreed, exceed the following size: [X].

The Agent is only responsible for deposition made in accordance with the terms and conditions stated above and is entitled, at the Seller’s risk, to return any Package that is not deposited accordingly.

4.	AGent’s obligations

The Agent shall:

1)

within seven (7) days from receipt of a Package in accordance with the terms and conditions of Section 3 above (and, if applicable, Section 5 item 2 below), confirm to the Seller and the Purchaser in writing its receipt thereof to the Seller and the Purchaser;

2)	subject to the terms and conditions of this Escrow Agreement, store deposited Package/s with care in Sweden;

3)	not release any Package, the Escrow Documents or any other material contained therein, otherwise than in accordance with this Escrow Agreement;

4)	not open, take part of, copy or in any way use the Escrow Documents or any other material contained in any Package;

5)

notify the Seller and the Purchaser if, at any time during the term of the Escrow Agreement, a Package, the Escrow Documents or any other material contained in any Package, has been damaged or destroyed and it has come to the Agent’s knowledge.

5.	Seller’s obligations and warranties

5.1	The Seller shall:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1)	be solely responsible for depositing a Package with the Agent within the time limits and in the manner set out in Section 3 above;

2)

within fourteen (14) days of the receipt of a notification in accordance with Section 4 item 5 above, deposit replacement copies of the Escrow Documents, without requiring compensation, with the Agent in the manner set forth in Section 3 above;

3)	at any time hold a copy of the latest deposited Escrow Documents;

5.2	The Seller warrants that the Package, when deposited with Agent hereunder, contains complete and accurate copies of the Escrow Documents.

6.	RELEASE OF THE ESCROW

The Escrow Documents shall be released by the Agent in accordance with the following:

a)

to the Seller and/or the Purchaser within three (3) Business Days following the date that the Agent has (i) received a Joint Notice specifying the date and recipient of the Escrow Documents and (ii) verified that the persons that have signed the Joint Notice are duly authorized to do so; or

b)

to the Seller and/or the Purchaser within (a) three (3) Business Days following the receipt by the Agent from the Purchaser or the Seller of a final arbitration award, lawful decision, or a lawful judgment from a court of law for the release of the Escrow Documents, specifying the date and recipient or (b) the time required for the Agent to conclude that such arbitration award is legally binding, however in no event later than within fifteen (15) Business Days following the receipt of the arbitration award or lawful decision/judgement.

Each of Seller and Purchaser undertakes to promptly provide Agent with any reasonably requested documentation that Agent may deem required to verify the authority of the signatories to the Joint Notice as set forth under clause 6(a)(ii) above.

7.	LIABILITY AND INDEMNIFICATION

7.1

The Agent’s duties and responsibilities to the Seller and the Purchaser shall be limited to those set forth in this Escrow Agreement and the Agent shall neither be subject to nor obliged to recognize any other agreement between any or all of the Parties hereto.

7.2

The Agent shall not be held liable for any action taken by the Agent, its directors, officers, employees or any third party appointed by the Agent in good faith in accordance with this Escrow Agreement. The Agent shall only be held liable with respect to actions, claims, demands or proceedings, costs, charges, expenses and other liabilities relating to this Escrow Agreement that arise by reason of gross negligence or wilful wrong-doing by the Agent or any of its directors, officers, employees or any third party appointed by the Agent.

7.3

The Seller and the Purchaser agree to indemnify, jointly and severally, the Agent against all losses and damages suffered or incurred by the Agent in connection with the fulfilment of its obligations under this Escrow Agreement unless such losses or damages are suffered or occurred by reason of gross negligence or wilful wrong-doing by the Agent or any of its directors, officers, employees or any third party appointed by the Agent.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.4

The Agent shall not be held liable for any damage which has arisen due to an enactment (Swedish or foreign), actions by any authority (Swedish or foreign), actions of war, strike, blockade, lockout or other similar circumstances. The exception with regards to strike, blockade and lockout shall be applicable even though the Agent itself is exposed to or takes such actions.

8.	NOTICES

8.1

All notices, consents and other communications required or permitted under this Escrow Agreement shall be made in writing and be deemed to have been duly given by the Parties if delivered by hand or addressed and delivered by registered mail or a widely recognized courier service to the addresses set forth below or to such other addresses as may be given by written notice in accordance with this Section.

If to the Seller:

[•]

with a copy to:

[•]

If to the Purchaser:

Oxford Immunotec Limited

Attn: Chief Operations Officer

94C Innovation Drive, Milton Park

Abingdon, Oxfordshire OX14 4RZ

United Kingdom

with a copy to:

Oxford Immunotec, Inc.

Attn: General Counsel

700 Nickerson Road, Suite 200

Marlborough, MA 01752

USA

If to the Agent

[•]

8.2	A notice to the Purchaser or the Seller shall be deemed to have been delivered

a)	if delivered by hand, upon actual delivery, and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

b)	three (3) Banking Days after delivery for conveyance of post if the notice has been sent by registered mail.

8.3	For the purpose of this Escrow Agreement, a notice to the Agent shall not be deemed to have been given until the Agent has confirmed the receipt of the notice in accordance with this Section.

9.	COST AND CHARGES

9.1

Except as expressly otherwise provided herein, the Seller and the Purchaser, respectively, shall bear their own costs and expenses incurred in connection with this Escrow Agreement and the transactions contemplated herein, whether or not such transactions shall be completed, including, without limitation, all fees of its legal advisors, accountants and other advisors.

9.2	The Seller and the Purchaser agree that the Agent shall be entitled to the fees and charges set forth in Appendix 3 (the “Escrow Fees”).

9.3	The Escrow Fees shall be shared equally by the Purchaser and the Seller and paid against corresponding invoices issued by the Agent to each of the Purchaser and the Seller.

10.	Term

Except as otherwise provided herein, this Escrow Agreement shall continue in force until the earlier of (i) December 31, 2023 and (ii) the date of which all deposited Escrow Documents have been released as provided in Section 6. This Escrow Agreement may not be prematurely terminated by any party, except that Seller and Purchaser, acting jointly, shall be entitled to terminate this Escrow Agreement, at any time, with one (1) months’ notice, by a providing the Agent with a written notice of termination signed by Seller and Purchaser. Upon termination or expiration of this Escrow Agreement, the Escrow Documents shall be released to the Seller unless otherwise agreed between the parties or pursuant to a Joint Notice.

11.	ENTIRE AGREEMENT

This Escrow Agreement contains the entire agreement between the Parties in connection with the subject matter of this Escrow Agreement and supersedes any previous written or oral agreement between the Parties in relation to the subject matters dealt with in this Escrow Agreement.

12.	ASSIGNMENTS

This Escrow Agreement shall be binding upon and inure to the benefit of the successors and assignees of the Parties but shall not be assignable by any of the Parties without the prior written consent of the other Parties.

13.	INVALIDITY

If any term or provision in this Escrow Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form a part of this Escrow Agreement but the enforceability of the remainder of this Escrow Agreement shall not be affected.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.	Confidentiality

The Parties hereby undertake, unless absolutely forced to, or to the extent required pursuant to applicable law (as determined by a party’s legal counsel), including, but not limited to, to satisfy any requirement that the Purchaser’s parent company publicly file material contracts with the U.S. Securities and Exchange Commission, to not reveal

c)	the existence of or the content of this Escrow Agreement or arbitration award, or

d)	information of negotiations, arbitrations or mediations under this Escrow Agreement.

15.	WAIVER

No waiver by any of the Parties of any of the requirements hereof or of any of its rights hereunder, or any variation of this Escrow Agreement shall have effect unless given in writing and signed by the duly authorized representatives of the other Parties.

16.	GOVERNING LAW AND DISPUTES

16.1	This Escrow Agreement shall be governed by and construed in accordance with the laws of Sweden.

16.2

Any dispute, controversy or claim arising out of or in connection with this Escrow Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Rules for the Arbitration Institute of the Stockholm Chamber of Commerce.

16.3	If the dispute relates to a claim not exceeding SEK one million (1,000,000), the rules for expedited arbitrations of the Arbitration Institute of the Stockholm Chamber of Commerce shall apply.

16.4	The place of arbitration shall be Stockholm. The language to be used in the arbitration proceedings shall be English.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This Escrow Agreement has been drawn up in three (3) identical copies, of which the Seller, the Purchaser and the Agent have each received one copy.

Seller:	Purchaser:

MABTECH AB	OXFORD IMMUNOTEC LIMITED

Name: [Name]	Name: [Name]

Agent:

[***]

Name: [Name]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 1

ESCROW DOCUMENTS

Document ID	Document Name	Description

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 2

To: [the Agent]

Dear [•]

JOINT NOTICE TO RELEASE ESCROW DOCUMENTS

In accordance with Section [•] of the Escrow Agreement, entered into between [•] and [•] as of [•] [YYYY] (the “Escrow Agreement”), we hereby jointly instruct you as the Agent to release on [•] [YYYY] (the “Release Date”) the Escrow Documents to the recipient as specified below;

[RECIPIENT]

[ADDRESS]

Words and expressions defined in the Escrow Agreement shall have the same meaning when used herein. This notice shall governed by Section [•] (Governing Law and disputes) in the Escrow Agreement.

[Place], [DD MM YYYY]	[Place], [DD MM YYYY]

MABTECH AB	OXFORD IMMUNOTEC LIMITED

Name: [Name]	Name: [Name]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX 3

ESCROW FEES

[X]